UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2026
Waystar Holding Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-42125	84-2886542
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1550 Digital Drive, #300
Lehi, Utah 84043
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (844) 492-9782
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WAY	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On June 1, 2026, Waystar Holding Corp. (the "Company") held its 2026 Annual Meeting of Stockholders (the "Annual Meeting"). There were 191,685,290 shares of the Company's common stock entitled to be voted at the Annual Meeting, of which 180,908,036 were voted in person or by proxy. The results for each item submitted for a vote of stockholders are as follows.
1.Each of the following four directors were re-elected to the Company's Board of Directors as Class II directors, to serve until the Company's annual meeting of stockholders in 2029 and until their respective successors are elected and qualified. Each director received the number of votes set forth below.

Name	For	Withheld	Broker Non-Votes
Robert A. Demichiei	175,709,113	1,710,135	3,488,788
John Driscoll	153,505,736	23,913,512	3,488,788
Paul G. Moskowitz	172,273,095	5,146,153	3,488,788
Lauren Young	176,923,242	496,006	3,488,788
2.The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was approved as set forth below.

For	Against	Abstain	Broker Non-Votes
180,884,990	7,071	15,975	N/A
3.A frequency of "one year" was selected, on a non-binding advisory basis, as the recommended frequency of future advisory votes to approve the compensation of the Company’s named executive officers as set forth below.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
176,047,038	4,742	1,285,275	82,193	3,488,788
Consistent with the recommendation of the Board of Directors of the Company and the recommended frequency selected by stockholders, the Company has determined that future advisory votes to approve the compensation of the Company’s named executive officers will take place every year until the next advisory vote on the frequency of such votes, which will occur no later than the Company’s Annual Meeting of Stockholders in 2032.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2026	Waystar Holding Corp.

	By:	/s/ Gregory R. Packer
	Name:	Gregory R. Packer
	Title:	Chief Legal Officer